Exhibit 99.1

Newmont Mining Corporation Commences Exchange Offers and Consent Solicitations

DENVER, March 15, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) today announced that, in connection with the anticipated combination of Newmont and Goldcorp Inc. (NYSE: GG, TSX: G) (“Goldcorp”), Newmont has commenced offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes issued by Goldcorp (the “Existing Goldcorp Notes”) for (1) up to $2,000,000,000 aggregate principal amount of new notes to be issued by Newmont (the “New Newmont Notes”) and (2) cash, in each case, as set forth in the table below.

The following table sets forth the Exchange Consideration, the Early Tender Premium and the Total Exchange Consideration for each series of Existing Goldcorp Notes:

Title of Series/ CUSIP Number of Existing Goldcorp Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	+	Early Tender Premium(1)	=	Total Exchange Consideration(1)(2)
3.625% Notes due 2021 / 380956 AF9	June 9, 2021	$550,000,000	$970 principal amount of New Newmont 3.625% Notes due 2021		$30 principal amount of New Newmont 3.625% Notes due 2021 and $1.00 in cash		$1,000 principal amount of New Newmont 3.625% Notes due 2021 and $1.00 in cash
3.700% Notes due 2023 / 380956 AD4	March 15, 2023	$1,000,000,000	$970 principal amount of New Newmont 3.700% Notes due 2023		$30 principal amount of New Newmont 3.700% Notes due 2023 and $1.00 in cash		$1,000 principal amount of New Newmont 3.700% Notes due 2023 and $1.00 in cash
5.450% Notes due 2044 / 380956 AE2	June 9, 2044	$450,000,000	$970 principal amount of New Newmont 5.450% Notes due 2044		$30 principal amount of New Newmont 5.450% Notes due 2044 and $1.00 in cash		$1,000 principal amount of New Newmont 5.450% Notes due 2044 and $1.00 in cash

(1)           For each $1,000 principal amount of the Existing Goldcorp Notes accepted for exchange.

(2)           Includes the Early Tender Premium.

In conjunction with the Exchange Offers, Newmont, on behalf of Goldcorp, is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Goldcorp Notes to eliminate certain of the covenants, restrictive provisions, events of default and related provisions therein from such indentures.

Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although Newmont, in its sole discretion, may waive such condition at any time with respect to any one or more of the Exchange Offers. Any waiver of a condition by Newmont with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation.

The Exchange Offers and the Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated March 15, 2019 (the “Offering Memorandum and Consent Solicitation Statement”), and accompanying letter of transmittal and consent (the “Letter of Transmittal and Consent”).

The Exchange Offers and the Consent Solicitations are conditioned upon the consummation of the proposed arrangement (the “Arrangement”) between Newmont and Goldcorp pursuant to the Arrangement Agreement, dated as of January 14, 2019, as amended by the First Amendment to the Arrangement Agreement, dated as of February 19, 2019 (as may be further amended, supplemented or otherwise modified from time to time, the “Arrangement Agreement”), pursuant to which Newmont will acquire all of the outstanding common shares of Goldcorp in exchange for newly issued shares of Newmont’s common stock and cash consideration.

Holders who validly tender (and do not validly withdraw) their Existing Goldcorp Notes at or prior to 5:00 p.m., New York City time, on March 28, 2019, unless extended (the “Early Tender Date”), will be eligible to receive the applicable Total Exchange Consideration as set forth in the table above, which includes the applicable Early Tender Premium as set forth in the table above, for all such Existing Goldcorp Notes that are accepted for exchange. Holders who validly tender their Existing Goldcorp Notes after the Early Tender Date but prior to 9:00 a.m., New York City time, on April 12, 2019, unless extended (the “Expiration Date”), will not be eligible to receive the applicable Early Tender Premium as set forth in the table above and, accordingly, will only be eligible to receive the applicable Exchange Consideration as set forth in the table above on the settlement date. The settlement date is expected to be promptly after the Expiration Date.

Documents relating to the Exchange Offers and the Consent Solicitations will only be distributed to eligible holders of Existing Goldcorp Notes who complete and return an eligibility form confirming that they are either (a) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is outside the “United States” and is (i) not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act and (ii) a “non-U.S. qualified offeree” (as defined in the Offering Memorandum and Consent Solicitation Statement). In addition, if the eligible holder of Existing Goldcorp Notes is a resident of Canada, such eligible holder must also certify that it is an “accredited investor,” as such term is defined in National Instrument 45-106—Prospectus Exemptions or Section 73.3(1) of the Securities Act (Ontario), as applicable, and is a “permitted client,” as such term is defined in National Instrument 31-103—Registration Requirements, Exemptions and Ongoing Registrant Obligations). The complete terms and conditions of the Exchange Offers and the Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement and the Letter of Transmittal and Consent, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and the information agent in connection with the Exchange Offers and the Consent Solicitations, at (866) 807-2200 (toll free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at http://gbsc-usa.com/eligibility/newmont.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, purchase or sale would be unlawful. The Exchange Offers and the Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and the Letter of Transmittal and Consent and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Newmont Notes have not been and will not be registered under the Securities Act or any state or foreign securities laws. Therefore, the New Newmont Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or applicable foreign securities laws.

About Newmont

Newmont is a leading gold and copper producer. Newmont’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. Newmont is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

About Goldcorp

Goldcorp is a senior gold producer focused on responsible mining practices with safe, low-cost production from a high-quality portfolio of mines.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary” or “potential.” Forward-looking statements may include, without limitation, statements relating to the Arrangement and the expected terms, timing and closing of the Arrangement, including receipt of required approvals and satisfaction of other customary closing conditions and expected benefits and opportunities of the Arrangement, including in connection with integration and value creation. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to Newmont and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: (i) the inherent uncertainty associated with financial or other projections; (ii) the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the Arrangement; (iii) the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the Arrangement by their respective shareholders required to consummate the Arrangement and the timing of the consummation of the Arrangement, including the risk that the conditions to the Arrangement are not satisfied on a timely basis or at all and the failure of the Arrangement to close for any other reason; (iv) the risk that a consent or authorization that may be required for the Arrangement is not obtained or is obtained subject to conditions that are not anticipated; (v) the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; (vi) unanticipated difficulties or expenditures relating to the Arrangement, the response of business partners and retention as a result of the announcement and pendency of the Arrangement; (vii) potential volatility in the price of Newmont common stock due to the Arrangement; (viii) the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the Arrangement; and (ix) the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) as well as the Newmont’s other filings with the SEC, available on the SEC’s website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC’s website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this press release or made by Goldcorp outside of this press release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this press release or made by Newmont outside of this press release. Newmont and Goldcorp do not undertake any obligation to communicate publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional Information about the Arrangement and Where to Find It

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This press release is being made in respect of the Arrangement involving Newmont and Goldcorp pursuant to the terms of an Arrangement Agreement and may be deemed to be soliciting material relating to the Arrangement. In connection with the Arrangement, Newmont filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019. Additionally, Newmont has filed and will file other relevant materials in connection with the Arrangement with the SEC. Security holders of Newmont are urged to read the proxy statement regarding the Arrangement and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the Arrangement because they contain and will contain important information about the Arrangement and the parties thereto. The definitive proxy statement was mailed to Newmont’s stockholders on March 14, 2019. Stockholders of Newmont are able to obtain a copy of the proxy statement, the filings with the SEC that will be incorporated by reference into the proxy statement as well as other filings containing information about the Arrangement and the parties thereto made by Newmont with the SEC free of charge at the SEC’s website at www.sec.gov, on Newmont’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling (303) 837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the Proposed Arrangement Solicitation

Newmont and its directors, its executive officers, members of its management, its employees and other persons, under the SEC rules, may be deemed to be participants in the solicitation of proxies of Newmont’s stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Newmont’s executive officers and directors in the solicitation by reading Newmont’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Arrangement is set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019 and mailed to stockholders on March 14, 2019. Additional information concerning Goldcorp’s executive officers and directors is set forth in Goldcorp’s Annual Report on Form 40-F for the year ended December 31, 2017 filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

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Media Contact
Omar Jabara	303.837.5114	omar.jabara@newmont.com

Investor Contact
Jessica Largent	303.837.5484	jessica.largent@newmont.com